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                                                                       EXHIBIT 2

                     [Letterhead of Deloitte & Touche LLP]

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-77145 of PG&E Corporation on Form S-8 of our report dated June 23, 2000 appearing in the Annual Report on Form 11-K of the PG&E Corporation Retirement Savings Plan (formerly Pacific Gas and Electric Company Savings Fund Plan - Part
I) for the fiscal year ended December 31, 1999.

Deloitte & Touche LLP
San Francisco, California
June 28, 2000